SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust Value Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.) To approve an Agreement and Plan of Reorganization whereby Evergreen Disciplined Value Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, will (i) acquire all of the assets of SouthTrust Value Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................8,204,171.477
	Shares voted negatively
........................................37,910.875
	Shares abstaining
...................................................232.120



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................8,204,753.477
	Shares voted negatively
........................................37,113.875
	Shares abstaining
...................................................447.120

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................270,429.427
	Shares voted negatively
........................................7,961,533.733
	Shares abstaining
...................................................10,351.312

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)



SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust Alabama Tax-Free Income Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.)  To approve an Agreement and Plan of Reorganization whereby
Evergreen Alabama Municipal Bond Fund ("?Evergreen Fund"), a series of Evergreen Municipal Trust, will (i) acquire all of the assets of SouthTrust Alabama Tax-Free Income Fund (?SouthTrust Fund?) in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................4,489,159
	Shares voted negatively
........................................160
	Shares abstaining
...................................................59,998



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................4,489,159
	Shares voted negatively
........................................160
	Shares abstaining
...................................................59,998

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................102,705
	Shares voted negatively
........................................4,386,614
	Shares abstaining
...................................................59,998

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)





SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust Bond Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.) To approve an Agreement and Plan of Reorganization whereby Evergreen Core Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, will (i) acquire all of the assets of SouthTrust Bond Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................10,499,124.471
	Shares voted negatively
........................................8,916.175
	Shares abstaining
...................................................0



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................10,499,437.646
	Shares voted negatively
........................................8,603
	Shares abstaining
...................................................0

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................5,417,704.646
	Shares voted negatively
........................................5,090,336
	Shares abstaining
...................................................0

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)





SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust Growth Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.) To approve an Agreement and Plan of Reorganization whereby Evergreen Strategic Growth Fund ("Evergreen Fund"), a series of Evergreen Select Equity Trust, will (i) acquire all of the assets of SouthTrust Growth Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................9,252,132.637
	Shares voted negatively
........................................1,518.706
	Shares abstaining
...................................................2,343.332



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................9,251,988.637
	Shares voted negatively
........................................1,518.706
	Shares abstaining
...................................................2,487.332

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................309,045.493
	Shares voted negatively
........................................8,942,548.262
	Shares abstaining
...................................................4,400.920

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)




SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust U.S. Treasury Money Market Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.) To approve an Agreement and Plan of Reorganization whereby Evergreen Treasury Money Market Trust ("Evergreen Fund"), a series of Evergreen Money Market Trust, will (i) acquire all of the assets of SouthTrust U.S. Treasury Money Market Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................535,610,574.390
	Shares voted negatively
........................................49,423.790
	Shares abstaining
...................................................339,611



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................535,612,874.180
	Shares voted negatively
........................................47,124
	Shares abstaining
...................................................339,611

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................13,853,426.180
	Shares voted negatively
........................................521,043,874
	Shares abstaining
...................................................1,102,309

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)



SUB-ITEM 77 C:  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of SouthTrust Income Fund was held on March 16, 2005. The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:

1.)  To approve an Agreement and Plan of Reorganization whereby
Evergreen Short Intermediate Bond Fund ("Evergreen Fund"), a series of Evergreen Select Fixed Income Trust, will (i) acquire all of the assets of SouthTrust Income Fund ("SouthTrust Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of SouthTrust Fund.

	Shares voted affirmatively
...................................7,458,387.353
	Shares voted negatively
........................................1,362
	Shares abstaining
...................................................0



2. To consider and act upon a new Investment Advisory Agreement between SouthTrust Funds, on behalf of SouthTrust Fund, and Evergreen
Investment Management Company, LLC

	Shares voted affirmatively
...................................7,457,845.353
	Shares voted negatively
........................................1,362
	Shares abstaining
...................................................542

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

	Shares voted affirmatively
...................................190,577.353
	Shares voted negatively
........................................7,266,259
	Shares abstaining
...................................................2,913

The Definitive Proxy Statement for this Special (Annual) Meeting was filed with the Securities and Exchange Commission on February 16, 2005, and is incorporated by reference. (File No. 811-6580)